UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Cipherloc Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

CIPHERLOC CORPORATION

6836 BEE CAVE RD, BLDG. 1, S#279

AUSTIN, TX 78746

SUPPLEMENT DATED AUGUST 3, 2021

TO THE PROXY STATEMENT DATED JULY 15, 2021

FOR AN ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 13, 2021

On July 20, 2021, Cipherloc Corporation (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with an Annual Meeting of Stockholders to be held on September 13, 2021. The Company is providing this supplement solely to correct certain inadvertent errors in the Proxy Statement relating to the form of proxy card included therewith. Due to an inadvertent error, the form of proxy card included at the end of the Proxy Statement contained errors and is not the final form of proxy card used by the Company’s proxy agent. The corrected proxy card is attached hereto. Except as described above, this supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

Proxy for: CIPHERLOC CORP

Meeting date: September 13, 2021

Voting Instructions

You can vote by Internet

Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Log on to the Internet and go to
https://ipst.pacificstocktransfer.com/pxlogin
See your Control ID below.
Follow the steps outlined on this secured Web site.

Meeting Information

The Annual Meeting of Stockholders of Cipherloc Corporation will be held in person at 6836 Bee Cave Rd, BLDG. 1, S#279 Austin, TX 78746 on September 13, 2021. The notice of materials and proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting.

CONTROL ID:
(For Internet Voting)
PROXY #:
(For Mail In Voting)

REGISTRAR MUST RECEIVE YOUR VOTING INSTRUCTIONS PRIOR TO 11:59PM PT ON 9/11/21

PROXY CARD: RETURN ENTIRE PAGE IF MAILING IN

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted per the Board of Directors' recommendation. VOTING ITEMS CONTINUED ON BACK SIDE OF PROXY CARD.

A. Voting Items (Fill in only one box per nominee or item in black or blue ink)
*The Board of Directors recommends a vote FOR each of the matters and nominees listed below.

1. Election of Directors (see Proxy Statement)

*Anthony Ambrose For ☐ Withhold ☐ *Sammy Davis DrPH For ☐ Withhold ☐
*David Chasteen For ☐ Withhold ☐ *Tom Wilkinson For ☐ Withhold ☐

2. Ratification of the appointment of auditors, Briggs & Veselka Co. as our independent registered public accounting firm for the fiscal year ending September 30, 2021

For ☐ Against ☐ Abstain ☐

3. To approve and adopt the Company's 2021 Omnibus Equity Incentive Plan (the "2021 Plan") and the reservation of 8,000,000 shares of common stock for issuance thereunder

For ☐ Against ☐ Abstain ☐

4. To approve the reincorporation of the Company from the State of Texas to the State of Delaware

For ☐ Against ☐ Abstain ☐

5. To grant discretionary authority to our board of directors to (i) amend our proposed Delaware certificate of incorporation, after the Company effectuates its reincorporation to the State of Delaware, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a "reverse stock split," at a specific ratio within a range of 1-for-2 to a maximum of a 1-for-20 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders

For ☐ Against ☐ Abstain ☐

Proxy #:

Shares:

PROXY FOR: CIPHERLOC CORP
AUSTIN TX 78746

PROXY CARD

6. To approve an amendment of the Company's Amended and Restated Articles of Incorporation, as amended, to eliminate the shareholders' statutory preemptive rights pursuant to Section 21.208 of the Texas Business Organizations Code in the event that the reincorporation of the Company from the State of Texas to the State of Delaware is not consummated

For ☐ Against ☐ Abstain ☐

7. To approve, by non-binding advisory vote, of the resolution approving named executive officer compensation

For ☐ Against ☐ Abstain ☐

8. To approval, by non-binding advisory vote, of the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation

One year ☐ Two years ☐ Three years ☐ Abstain ☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report are available at www.annualgeneralmeetings.com/cipherloc/

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.annualgeneralmeetings.com/cipherloc/

2) BY E-MAIL: info@pacificstocktransfer.com

3) BY TELEPHONE: 1-800-785-7782

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON 9/13/21

The undersigned hereby appoints Tom Wilkinson, agent and proxy, with full power of substitution, to represent the undersigned and to vote all shares of stock of Cipherloc Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on 9/13/21, and any adjournments thereof, upon all matters that may properly come before the annual meeting.

This Proxy, when properly executed, will be voted in the manner herein specified by the undersigned shareholder and at the discretion of the above-named Proxy upon such other matters as may properly come before the annual meeting. If no direction is made, this Proxy will be voted "FOR" the election of all proposals. If you do not sign and return the Proxy card, or vote online, or attend the meeting and

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B. Authorized Signatures - This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give the full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.

Signatures and Date:

____

____

☐ **I plan to attend the meeting on 9/13/21**

ADDRESS CHANGE - This section is to write in an address change.

If voting by mail, you must complete Sections A & B and mail in the provided envelope.